FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   January 7, 2003

Electronic Data Systems Corporation
 (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	01-11779 (Commission File Number)	75-2548221 (IRS Employer Identification No.)

5400 Legacy Drive Plano, Texas 75024-3105 (Address of Principal Executive Offices, Including Zip Code) Registrant's telephone number, including area code: (972) 604-6000

Item 7.   Financial Statements and Exhibits

 (c)          The following exhibits are furnished herewith

   99.1        News release of Electronic Data Systems Corporation ("EDS") dated January 7, 2003.

Item 9.   Regulation FD Disclosure

               On January 7, 2003, EDS issued a news release regarding the appointments of Robert H. Swan as Executive Vice President and Chief Financial Officer and James E. Daley as Executive Vice President of Client Solutions, Global Sales and Marketing, each to be effective as of February 10, 2003.  A copy of the news release is furnished herewith as Exhibit 99.1.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC DATA SYSTEMS
CORPORATION

January 7, 2003                                                                 By:     /s/ D. Gilbert Friedlander
                                                                                                D. Gilbert Friedlander, Senior Vice
                                                                                                President, General Counsel and Secretary

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